TAXES ON INCOME:	12 Months Ended
Dec. 31, 2021
TAXES ON INCOME:
TAXES ON INCOME:

NOTE 16 — TAXES ON INCOME:

a.	Basis of Taxation

The Company and its subsidiaries are taxed under the domestic tax laws of the jurisdiction of incorporation of each entity.

The Company and some of its Israeli subsidiaries, which are taxed on a consolidated basis, elected to compute their taxable income in accordance with Income Tax Regulations (Rules for Accounting for Foreign Investors Companies and Certain Partnerships and Setting their Taxable Income), 1986. Accordingly, the taxable income or loss is calculated in U.S. dollars. Applying these regulations reduces the effect of U.S. dollar – New Israeli Shekels (“NIS”) exchange rate on the Company’s Israeli taxable income.

b.	Tax Rates Applicable to Income

The Company and several of its Israeli subsidiaries are subject to Preferred Technological Enterprise status and accordingly, eligible for a reduced tax rate of 12%. Taxable income of the Company and its Israeli subsidiaries, other than taxable income from the Preferred Technological Enterprise regime under the Law for the Encouragement of Capital Investments, is subject to a corporate tax rate which is 23% for the years ended December 31, 2021, 2020 and 2019.

c.	The Law for the Encouragement of Capital Investment, 1959

An Additional amendment of the Encouragement of Capital Investment Law became effective in January 2017 (the “2017 Amendment”). Under the 2017 Amendment income derived by Preferred Companies from ‘Preferred Technological Enterprises’ (as defined in the 2017 Amendment), would be subject to 12% tax rate in central Israel – on income deriving from Intellectual Property, subject to a number of conditions being fulfilled, including a minimal amount or ratio of annual Research and Development expenditures and Research and Development employees, as well as having at least 25% of annual income derived from exports.

Preferred Technological Enterprise is defined as an enterprise which meets the aforementioned conditions and for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion. A Preferred Company distributing dividends from income derived from its Preferred Technological Enterprise, would subject the recipient to a 20% tax (or lower, if so provided under an applicable tax treaty). Such taxes would generally be withheld at source by the distributing company.

NOTE 16 – TAXES ON INCOME (continued):

c.	The Law for the Encouragement of Capital Investment, 1959 (continued):

The Company is entitled to a deduction for accelerated depreciation on equipment used by Preferred Technological Enterprises at a rate of 200% from the first year of the asset’s operation. The Company and some of its Israeli subsidiaries are subject to the ‘Preferred Technological Enterprises’ regime with respect to their business activities in Israel pursuant to the 2017 Amendment.

d.	Income before Income Taxes

Income before taxes on income is comprised as follows (U.S. dollars in thousands):

	Year ended December 31
	2021	2020	2019
Domestic (Israel)	$76,244	$63,503	$33,531
Foreign	4,119	6,202	7,030
Income before income taxes	$80,363	$69,705	$40,561

e.	Taxes on Income

Taxes on income for the years ended December 31, 2021, 2020 and 2019 were comprised of the following (U.S. dollars in thousands):

	Year ended December 31
	2021	2020	2019
Current:
Domestic	$19,798	$9,880	$6,745
Foreign	100	1,649	1,376
Total	19,898	11,529	8,121
Deferred:
Domestic	618	(581)	(364)
Foreign	26	(52)	86
Total	644	(633)	(278)
Provision for income taxes	$20,542	$10,896	$7,843

A reconciliation our theoretical income tax expense to actual income tax expense is as follows (U.S. dollars in thousands):

	Year ended December 31
	2021	2020	2019
Income before taxes on income	$80,363	$69,705	$40,561
Statutory tax rate	23%	23%	23%
Theoretical taxes on income	18,483	16,032	9,329
Increase (decrease) in effective tax rate due to:
Tax benefits arising from reduced tax rates under benefit programs	(8,761)	(6,996)	(3,733)
Different tax rates applicable to foreign subsidiaries	380	51	114
Previous year income tax	(1,111)	118	245
Excess tax benefit on share-based compensation	(3,544)	—	—
Non-deductible items	13,082	1,672	1,867
Change in valuation allowance	1,183	—	—
Other	830	19	21
Provision for income taxes	$20,542	$10,896	$7,843

NOTE 16 – TAXES ON INCOME (continued):

f.	Deferred Income Taxes

Deferred taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts recorded for tax purposes.

Significant components of our deferred tax assets and liabilities are as follows (U.S. dollars in thousands):

	December 31
	2021	2020
Deferred tax assets:
Provisions for employee-related obligations	$859	$689
Provision for doubtful receivables	50	87
Share-based compensation	1,316	—
Issuance costs	3,486	—
Operating lease liabilities	4,912	5,303
Tax losses carryforwards	5,112	—
Other	14	—
Total deferred tax assets	15,749	6,079
Deferred tax liabilities:
Acquired intangible assets	$9,042	971
Capitalized software costs	2,092	1,993
Operating lease right-of-use assets	4,497	4,964
Property and equipment	58	232
Other assets	1,561	279
Other	68	—
Total deferred tax liabilities	17,318	8,439
Total deferred tax liabilities, net	(1,569)	(2,360)
Less - valuation allowance	(2,933)	—
Net deferred tax liabilities	$(4,502)	$(2,360)

Based on the available evidence, management believes that it is more likely than not that certain of its deferred tax assets relating to net operating loss carryforwards and other temporary differences of several of its subsidiaries will not be realized and accordingly, a valuation allowance has been provided.

g.	Net Operating Loss Carryforward

As of December 31, 2021, several of the Company's subsidiaries had an indefinite net operating losses carryforward of approximately $17 million and $13 million, attributed to Israel and to foreign jurisdictions, respectively.

h.	Tax Assessments

In accordance with the Israeli Income Tax Ordinance, tax assessments of the Company through tax year 2016 are considered final.